Investment in Affiliates (Combined and Condensed Information Related to Affiliates) (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2018
Operations:
Total revenues	¥ 1,674,184	¥ 1,606,565	¥ 1,871,156
Income before income taxes	206,637	187,203	245,408
Net income	140,540	114,271	210,443
Financial position:
Total assets	12,499,794	11,473,689	9,391,445
Total liabilities	8,428,007	7,542,997	6,717,326
Total equity	¥ 4,071,787	¥ 3,930,692	¥ 2,674,119